EXHIBIT 99.1


FOR IMMEDIATE RELEASE:

         Chapel Hill, NC - J. Allen Fine, Chairman of Investors Title Company, announced that for the quarter ended March 31, 2003, the Company reported record first quarter revenues and net income. Net income increased 69% to $2,608,561 compared with $1,547,179 for the prior year period. Net income per diluted share equaled $1.00 versus $.60 per diluted share in the same period last year. Net premiums written increased 34% to $19,742,985 and revenues increased 31% to $21,103,443 compared with the prior year period.
         Chairman Fine added, "Operating results continued to be driven by low interest rates and ongoing strength in mortgage lending. Mortgage interest rates drifted lower from the levels of the previous quarter supporting both strong demand for refinancing and home sales in the face of a sluggish economy. This latest period marks the seventh consecutive record quarter for net income and the ninth consecutive quarter for record revenue."
         Investors Title Company is engaged in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through twenty-eight company-owned branch offices and a network of agents in twenty-four states and the District of Columbia. The Company also provides services in connection with tax-free exchanges of like-kind property.
         Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

                    Investors Title Company and Subsidiaries
                        Consolidated Statements of Income
                             March 31, 2003 and 2002


                                                                      For The Three
                                                                      Months Ended
                                                                        March 31
                                                          ----------------------------------
                                                              2003                2002
                                                              -----               -----

Revenues:
  Underwriting income:
     Premiums Written                                   $    19,840,174      $   14,783,848
     Less-premiums for reinsurance ceded                         97,189             103,123
                                                          --------------       -------------
          Net premiums written                               19,742,985          14,680,725
  Investment income-interest and dividends                      674,578             669,038
  Net realized gain on sales of investments                      23,047             285,807
  Other                                                         662,833             434,003
                                                          --------------       -------------
          Total                                              21,103,443          16,069,573
                                                          --------------       -------------

Operating Expenses:
     Commissions to agents                                    9,392,790           7,009,679
     Provision for claims                                     2,083,038           1,679,411
     Salaries, employee benefits and payroll taxes            3,547,057           2,938,591
     Office occupancy and operations                          1,097,116           1,200,397
     Business development                                       380,952             388,121
     Taxes, other than payroll and income                        54,123              76,237
     Premium and retaliatory taxes                              421,286             329,766
     Professional fees                                          207,344             210,255
     Other                                                      126,931              37,937
                                                          --------------       -------------
          Total                                              17,310,637          13,870,394
                                                          --------------       -------------

Income Before Income Taxes                                    3,792,806           2,199,179
                                                          --------------       -------------

Provision For Income Taxes                                    1,184,245             652,000
                                                          --------------       -------------

Net Income                                              $     2,608,561      $    1,547,179
                                                          ==============       =============

Basic Earnings Per Common Share                         $          1.04      $         0.61
                                                          ==============       =============

Weighted Average Shares Outstanding - Basic                   2,513,507           2,516,555
                                                          ==============       =============

Diluted Earnings Per Common Share                       $          1.00      $         0.60
                                                          ==============       =============

Weighted Average Shares Outstanding - Diluted                 2,610,242           2,585,773
                                                          ==============       =============


                    Investors Title Company and Subsidiaries
                           Consolidated Balance Sheets
                   As of March 31, 2003 and December 31, 2002

                                                                March 31, 2003       December 31, 2002
                                                            -----------------------------------------------
Assets
   Cash and cash equivalents                              $          5,289,205    $          3,781,961

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized cost                            4,191,196               4,395,081
      Available-for-sale, at fair value                             51,988,574              52,491,648
    Equity securities, at fair value                                 7,761,187               7,884,928
    Other investments                                                1,047,159                 564,782
                                                            -------------------     -------------------
        Total investments                                           64,988,116              65,336,439

  Premiums receivable, net                                           8,052,168               7,949,904
  Accrued interest and dividends                                       652,101                 720,902
  Prepaid expenses and other assets                                    927,799               1,095,230
  Property acquired in settlement of claims                            759,431                 749,562
  Property, net                                                      4,099,541               4,109,885
  Deferred income taxes, net                                           681,540                 893,263
                                                            -------------------     -------------------
Total Assets                                              $         85,449,901    $         84,637,146
                                                            ===================     ===================

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                                     $         26,075,000    $         25,630,000
  Accounts payable and accrued liabilities                           2,622,944               4,780,865
  Commissions and reinsurance payables                                 298,871                 401,040
  Premium taxes payable                                                413,530                 268,972
  Current income taxes payable                                         997,963                 888,085
                                                            -------------------     -------------------
      Total liabilities                                             30,408,308              31,968,962
                                                            -------------------     -------------------

Stockholders' Equity:
  Common stock - no par value (shares authorized
          10,000,000; 2,510,379 and
          2,515,804 shares issued and outstanding
          2003 and 2002, respectively, excluding
          345,365 and 339,940 shares 2003 and 2002,
          respectively, of common stock held by the
          Company's subsidiary)                                              1                       1
  Retained earnings                                                 52,008,343              49,613,044
  Accumulated other comprehensive income
         (net unrealized gain on investments)                        3,033,249               3,055,139
                                                            -------------------     -------------------
      Total stockholders' equity                                    55,041,593              52,668,184
                                                            -------------------     -------------------
Total Liabilities and Stockholders' Equity                $         85,449,901    $         84,637,146
                                                            ===================     ===================


    Investors Title Company and Subsidiaries
                          Net Premiums Written By State
                 For the Three Months Ended March 31, 2003 and 2002


                                     2003                     2002
----------------------------------------------------------------------
Alabama                   $         283,964         $        144,395
Arkansas                             12,018                        -
District of Columbia                  3,025                        -
Florida                              14,980                        -
Georgia                              (9,487)                 (33,505)
Illinois                            313,331                        -
Indiana                              86,965                    2,984
Kentucky                            431,100                  257,156
Louisiana                             1,204                        -
Maryland                            404,913                  300,362
Michigan                          1,896,418                2,227,176
Minnesota                           607,769                  392,241
Mississippi                         237,484                  223,025
Missouri                              6,582                        -
Nebraska                            494,856                  200,666
New Jersey                           17,084                    3,545
New York                          1,412,888                  825,582
North Carolina                    7,067,357                5,229,578
Ohio                                 24,286                    1,440
Pennsylvania                      1,563,339                  916,885
South Carolina                    1,572,149                1,127,063
Tennessee                           925,698                  737,215
Virginia                          2,024,708                1,831,338
West Virginia                       444,058                  382,719
Wisconsin                              (100)                   3,330
                            -----------------        -----------------
  Direct Premiums                19,836,589               14,773,195
Reinsurance Assumed                   3,585                   10,653
Reinsurance Ceded                   (97,189)                (103,123)
                            -----------------        -----------------
  Net Premiums Written    $      19,742,985        $      14,680,725
                            =================        =================

                    Investors Title Company and Subsidiaries
                    Net Premiums Written By Branch and Agency
                             March 31, 2003 and 2002


                           For The Three Months Ended
                                    March 31

            ---------------------------------------------------------------
                  2003            %            2002                 %
            ---------------------------------------------------------------
   Branch      $ 7,109,473       36         $ 5,291,066            36
            ---------------------------------------------------------------
   Agency       12,633,512       64           9,389,659            64
            ---------------------------------------------------------------
   Total       $19,742,985      100         $14,680,725           100
             ==============================================================